Acquisitions Completed Acquisition (Tables)	12 Months Ended
Dec. 31, 2014
Completed Acquisition [Abstract]
Pro Forma Information
The following table presents supplemental pro forma information for the years ended December 31, 2013 and 2012, as if the Merger had occurred on January 1, 2012. The pro forma consolidated results are not necessarily indicative of what our consolidated results would have been had the Merger been completed on January 1, 2012. In addition, the pro forma consolidated results do not purport to project the future results of the combined company nor do they reflect the expected realization of any cost savings associated with the Merger.

	Year Ended December 31,
(Millions, except per common share data)	2013	2012
Total revenue	$52,089.3	$50,282.6
Net income attributable to Aetna	2,144.6	2,115.1
Earnings per share:
Basic	5.75	5.39
Diluted	5.69	5.33